UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Brilliant Earth Group, Inc.
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69669-P27443 BRILLIANT EARTH GROUP, INC. 2025 Annual Meeting Vote by June 17, 2025 11:59 PM Eastern Time BRILLIANT EARTH GROUP, INC. 300 GRANT AVENUE, THIRD FLOOR SAN FRANCISCO, CA 94108 You invested in BRILLIANT EARTH GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 18, 2025 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/BRLT2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69670-P27443 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified: For Nominees: 01) Beth Gerstein 02) Ian M. Bickley 2. Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.